================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


        Date of Report (Date of earliest event reported): AUGUST 5, 2002




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



               DELAWARE             000-22433            75-2692967
    (State or other jurisdiction   (Commission         (IRS Employer
          of incorporation)        File Number)      Identification No.)

                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

     RegistrantSec.s telephone number, including area code:  (512) 427-3300

================================================================================

ITEM  5.  OTHER  EVENTS.

     On August 5, 2002, the Registrant issued a press release announcing second quarter 2002 operational results. The full text of the press release, other than
(a) the fifth sentence of the paragraph labeled Adjacent Fault Blocks under the heading "Gulf Coast Vicksburg Trend", which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

     On August 6, 2002, the Registrant issued a press release announcing second quarter 2002 financial results. The full text of the press release, other than
(a) the three paragraphs under the heading "Third Quarter Guidance", which is set forth in Exhibit 99.2 hereto, is filed and incorporated in this Report as if fully set forth herein.


ITEM  9.  REGULATION  FD  DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     In the August 5, 2002 press release announcing second quarter 2002 operational results, the fifth sentence of the paragraph labeled Adjacent Fault Blocks under the heading "Gulf Coast Vicksburg Trend", shall not be deemed "filed".

In the August 6, 2002 press release announcing second quarter 2002 financial results, the three paragraphs under the heading "Third Quarter Guidance" shall not be deemed "filed".

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits

              Item               Exhibit
              ----               -------

              99.1*              Press Release dated
                                 August 5, 2002.

              99.2*              Press Release dated
                                 August 6, 2002.




_______
*  filed  herewith.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BRIGHAM  EXPLORATION  COMPANY



Date: August12,  2002                        By:  /s/  Eugene B. Shepherd, Jr
                                                -----------------------------
                                             Eugene  B.  Shepherd,  Jr.
                                             Chief  Financial  Officer

                                INDEX TO EXHIBITS

              Item               Exhibit
              ----               -------

              99.1*              Press Release dated
                                 August 5, 2002.

              99.2*              Press Release dated
                                 August 6, 2002.